SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (date of earliest event reported):               February 2, 2001



                               COAST RESORTS, INC.
             (Exact name of registrant as specified in its charter)




          Nevada                  000-26922                 88-0345704
     (State or other           (Commission File          (I.R.S. Employer
     jurisdiction of               Number)             Identification No.)
      incorporation)

               4500 West Tropicana Avenue, Las Vegas, Nevada 89103 (Address of principal executive offices) (Zip Code)
                                        -

       Registrant's telephone number, including area code: (702) 365-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

      On February 5, 2001, Coast Resorts, Inc., a Nevada corporation (the "Company"), issued a press release announcing (i) preliminary unaudited results for the fourth quarter and year ended December 31, 2000, and (ii) the issuance by Coast Hotels and Casinos, Inc., a wholly-owned subsidiary of Coast Resorts, Inc., on February 2, 2001 of $50,000,000 principal amount of additional 9 1/2% Senior Subordinated Notes Due 2009. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.   Description

99.1          Press Release dated February 5, 2001.

                                     SIGNATURES

            Pursuant to the requirements of the Securities Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COAST RESORTS, INC.,
                                    a Nevada corporation



                                    By:  /s/ Gage Parrish
                                       ---------------------------------
                                    Name: Gage Parrish
                                    Title: Chief Financial Officer
February 6, 2001